                          INDEPENDENT AUDITORS' CONSENT




To the Board of Directors and Shareholders
FFTW Funds, Inc.


We consent to the use of our report dated February 23, 2000 with respect to FFTW Funds, Inc. (comprising, U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, Worldwide-Hedged, International, Global Tactical Exposure, and Emerging Markets Portfolios) incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights Table" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.





                                                                        KPMG LLP


New York, New York
April 28, 2000

                          INDEPENDENT AUDITORS' CONSENT




To the Board of Directors and Shareholders
FFTW Funds, Inc.


We consent to the use of our report dated February 23, 2000 with respect to the Limited Duration Portfolio (one of the portfolios comprising the FFTW Funds, Inc.) incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights Table" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.





                                                                        KPMG LLP


New York, New York
April 28, 2000

                          INDEPENDENT AUDITORS' CONSENT




To the Board of Directors and Shareholders
FFTW Funds, Inc.


We consent to the use of our report dated February 23, 2000 with respect to the Worldwide-Hedged Portfolio (one of the portfolios comprising the FFTW Funds, Inc.) incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights Table" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.





                                                                        KPMG LLP


New York, New York
April 28, 2000

                          INDEPENDENT AUDITORS' CONSENT




To the Board of Directors and Shareholders
FFTW Funds, Inc.


We consent to the use of our report dated February 23, 2000 with respect to the International Portfolio (one of the portfolios comprising the FFTW Funds, Inc.) incorporated herein by reference and to the references to our Firm under the headings "Financial Highlights Table" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.





                                                                        KPMG LLP


New York, New York
April 28, 2000

                  CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 22, 1999, which is incorporated by reference, in this Registration Statement (File Nos. 33-27896/811-5796) of FFTW Funds, Inc., which comprise, respectively, the Money Market, U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, Worldwide-Hedged, International, Global Tactical Exposure, Emerging Markets and International Opportunities Portfolio.

                                         /s/ Ernst & Young LLP
                                         ---------------------
                                             ERNST & YOUNG LLP


New York, New York
April 2, 2000